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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 1, 1999



                       BORON, LePORE & ASSOCIATES, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-23093                 22-2365997
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)

        17-17 Route 208 North, Fair Lawn, NJ                     07410
      (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code  (201) 791-7272

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT
                   ----------------------------------------


Item 5.   Other Events.
-------   -------------

     Boron, LePore & Associates, Inc. (the "Company") has entered into revised employment agreements with the following employees: Patrick G. LePore, Timothy
J. McIntyre, and Martin J. Veilleux. The Company has also entered into an indemnification agreement with Patrick G. LePore. These agreements are attached as Exhibits hereto and are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

     (c)  Exhibits

Exhibit No.         Description
-----------         -----------

10.4                Revised Employment Agreement for Patrick G. LePore
10.7                Revised Employment Agreement for Timothy J. McIntyre
10.11               Revised Employment Agreement for Martin J. Veilleux
10.30               Indemnification Agreement for Patrick G. LePore

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date July 13, 1999                 BORON, LePORE & ASSOCIATES, INC.

                                              (Registrant)




                                   By: /s/ Patrick G. LePore
                                       -------------------------------------
                                       Patrick G. LePore
                                       Chairman, Chief Executive Officer and
                                       President

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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.4           Revised Employment Agreement for Patrick G. LePore
10.7           Revised Employment Agreement for Timothy J. McIntyre
10.11          Revised Employment Agreement for Martin J. Veilleux
10.30          Indemnification Agreement for Patrick G. LePore

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